Exhibit 21
Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 6, 1996, Thermo Instrument Systems Inc. owned the following companies:

                                                      STATE OR
                                                     JURISDICTION
                                                         OF         PERCENT OF
                         NAME                       INCORPORATION    OWNERSHIP
------------------------------------------------------------------------------
   Thermo Instrument Systems Inc.                    Delaware         85.61**
      Analytical Instrument Development, Inc.        Pennsylvania       100
      ATI Acquisition Corp.                          Wisconsin          100
        Mattson Instruments Limited                  United Kingdom     100
        Unicam Analytical Inc.                       Canada             100
        Unicam Analytical Technology Netherlands     Netherlands        100
         B.V.
        Unicam Analytische System GmbH               Germany            100
        Unicam France S.A.                           France             100
        Unicam Italia SpA                            Italy              100
        Unicam S.A.                                  Belgium            100
        Unicam Technology Limited                    United Kingdom     100
           Unicam Limited                            United Kingdom     100
             Unicam Export Limited                   United Kingdom     100
      Eberline Instrument Company Limited            United Kingdom     100
      Eberline Instrument Corporation                New Mexico         100
      Epsilon Industrial Inc.                        Texas              100
      Gamma-Metrics                                  California         100
        Gamma-Metrics International F.S.C. Inc.      Guam               100
      Gas Tech Inc.                                  California         100
        Gas Tech Australia, Pty. Ltd.                Australia          50
        Gas Tech Partnership                         California         50*
        Gastech Instruments Canada Ltd.              Canada             100
      Houston Atlas Inc.                             Texas              100
      National Nuclear Corporation                   California         100
      Optek-Nicolet Holdings Inc.                    Wisconsin          100
        Thermo Optek Corporation                     Delaware           100
           Nicolet Instrument Corporation            Wisconsin          100
             Nicolet Japan K.K.                      Japan              100
             Spectra-Tech, Europe Limited            United Kingdom     100
             Spectra-Tech, Inc.                      Wisconsin          100
           Nicolet Instrument GmbH                   Germany            100
           Nicolet Instrument S.A.R.L.               France             100
           Thermo Instrument Systems Japan Holdings, Delaware           100
            Inc.
             Nippon Jarrell-Ash Company, Ltd.        Japan              100
           Thermo Jarrell Ash Corporation            Massachusetts      100
             Baird Do Brazil Representacoes Ltda.    Brazil             100
             Beijing Baird Analytical Instrument     China              100
              Technology Co. Limited
             Thermo Instrument Systems (F.E.)        China              100
              Limited
             Thermo Instruments (Canada) Inc.        Canada             100
                Eberline Instruments (Canada) Ltd.   Canada             100
           Thermo Optek Ltd.                         United Kingdom     100
             Nicolet Instrument Limited              United Kingdom     100
             Planweld Limited                        United Kingdom     100
                Hilger Analytical Limited            United Kingdom     100

                                                                Page 1PAGE

Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 6, 1996, Thermo Instrument Systems Inc. owned the following companies:

                                                        STATE OR
                                                       JURISDICTION
                         NAME                              OF       PERCENT OF
                                                      INCORPORATION  OWNERSHIP
------------------------------------------------------------------------------
             Thermo Electron Limited                 United Kingdom     100
           Thermo Vision Corporation                 Delaware           100
             CID Technologies Inc.                   New York           100
             Oriel Corporation                       Delaware           100
                Andor Technology Limited             United Kingdom    51.25
                Oriel Foreign Sales Corp.            U. S. Virgin       100
                                                     Islands
             Scientific Measurement Systems Inc.     Colorado           100
        ThermoSpectra Corporation                    Delaware         72.39**
           Beleggingsmaatschappij Zeis B.V.          Netherlands        100
             Bakker Electronics Dongen B.V.          Netherlands        100
                Bakker Electronics Limited           United Kingdom     100
           Diametrix Detectors, Inc.                 Delaware           50
           Gould Instrument Systems, Inc.            Ohio               100
             Gould Instrument Systems GmbH           Germany            100
                NORAN Instruments GmbH               Germany            100
             Gould Instrument Systems Limited        United Kingdom     100
                Nicolet Technologies Ltd.            United Kingdom     100
             Gould Instruments S.A.                  France             100
           Nicolet Instrument Technologies Inc.      Wisconsin          100
           Nicolet Technologies S.A.R.L.             France             100
           NORAN Instruments Inc.                    Wisconsin          100
      Quest-Finnigan Holdings Inc.                   Virginia           100
      Quest-TSP Holdings Inc.                        Delaware           100
        ThermoQuest Corporation                      Delaware           100
        (50% of which shares are owned
         directly by Quest-Finnigan Holdings Inc.)
           Extrel FTMS, Inc.                         Delaware           100
           Finnigan Corporation                      Delaware           100
             Finnigan Instruments, Inc.              New York           100
             Finnigan International Sales, Inc.      California         100
             Finnigan MAT China, Inc.                California         100
             Finnigan MAT (Delaware), Inc.           Delaware           100
             Finnigan MAT Instruments, Inc.          Nevada             100
             Finnigan MAT International Sales, Inc.  California         100
             Finnigan MAT (Nevada), Inc.             Nevada             100
                Finnigan MAT AG                      Switzerland        100
                Finnigan MAT Canada, Ltd.            Canada             100
                Finnigan MAT S.A.R.L.                France             100
                Finnigan MAT S.R.L.                  Italy              100
                  Thermo Separation Products S.R.L.  Italy              100
                Thermo Instruments Australia Pty.    Australia          100
                 Limited
                ThermoQuest Ltd.                     United Kingdom     100
                  Finnigan MAT Ltd.                  United Kingdom     100
                     Finnigan MAT AB                 Sweden             100
                  Thermo Separation Products Ltd.    United Kingdom     100
             Finnigan Properties, Inc.               California         100

                                                                Page 2PAGE

Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 6, 1996, Thermo Instrument Systems Inc. owned the following companies:

                                                        STATE OR
                                                       JURISDICTION
                         NAME                              OF       PERCENT OF
                                                      INCORPORATION  OWNERSHIP
-----------------------------------------------------------------------------
           Thermo Instrument Systems (France) S.A.   France             100
             Thermo Separation Products S.A.         France             100
           Thermo Separation Products AG             Switzerland        100
           Thermo Separation Products Inc.           Delaware           100
           ThermoQuest GmbH                          Germany            100
             Finnigan MAT GmbH                       Germany            100
             Thermo Separation Products GmbH         Germany            100
           ThermoQuest K.K.                          Japan              100
      SID Instruments Inc.                           Delaware           100
        ARL Inc.                                     Delaware           100
        FI Instruments Inc.                          Delaware           100
        FI Ltd.                                      United Kingdom     100
        HB Instruments Inc.                          Delaware           100
        Masslab Limited                              United Kingdom     100
        NK Instruments Inc.                          Delaware           100
        Thermo Elemental Limited                     United Kingdom     100
        Thermo FAST UK Limited                       United Kingdom     100
        Thermo Haake Ltd.                            United Kingdom     100
        Thermo Labsystems Limited                    United Kingdom     100
        Thermo SID (Australia) Pty. Ltd.             Australia          100
      Spectrace Instruments Inc.                     California         100
      Thermo BioAnalysis Corporation                 Delaware         80.23**
       (7% of which shares are owned directly by
       Quest-TSP Holdings Inc. and 3% of which
       shares are owned directly by Quest-Finnigan
       Holdings Inc.)
        BioAnalysis International Sales Inc.         Delaware           100
        DLW Inc.                                     Virginia           100
        Dynatech Deutschland GmbH                    Germany            100
        Dynatech Laboratories spol. s.r.o.           Czech Republic     100
        Thermo BioAnalysis (Guernsey) Limited        Channel            100
                                                     Islands
        Thermo BioAnalysis Ltd.                      United Kingdom     100
        Thermo BioAnalysis S.A.                      France             100
      Thermo Environmental Instruments Inc.          California         100
      Thermo Instrument Controls Inc.                Delaware           100
        Thermo Instrument Controls de Mexico, S.A.   Mexico             100
         de C.V. (1% of which shares are owned
         directly by Thermo Instrument Systems
         Inc.)
      Thermo Instruments do Brasil Ltda.             Brazil             100
       (1% of which shares are owned directly
       by Thermo Jarrell Ash Corporation)
      Thermo Instruments F.S.C. Inc.                 U.S. Virgin        100
                                                     Islands
      TN Technologies Inc.                           Texas              100
        TN Technologies Canada Inc.                  Canada             100
      Van Hengel Holding B.V.                        Netherlands        100

                                                                Page 3PAGE

Thermo Instrument Systems Inc. - Subsidiaries of the Registrant
At March 6, 1996, Thermo Instrument Systems Inc. owned the following companies:

                                                        STATE OR
                                                       JURISDICTION
                         NAME                              OF       PERCENT OF
                                                      INCORPORATION  OWNERSHIP
------------------------------------------------------------------------------
        Baird Europe B.V.                            Netherlands        100
           Baird France S.A.R.L.                     France             100
        Thermo Instrument Systems B.V.               Netherlands        100
           Euroglas B.V.                             Netherlands        100
           Hilkomij B.V.                             Netherlands        100
           NORAN Instruments B.V.                    Netherlands        100
           Thermo Automation Services  (ThAS) B.V.   Netherlands        100
           Van Oortmerssen B.V.                      Netherlands        100
        Thermo Instrument Systems GmbH               Germany            100
         (24% of which shares are owned directly
         by Thermo Instrument Systems Inc.)
           Eberline Instruments GmbH                 Germany            100
           Thermo Instruments GmbH                   Germany            100
        Thermo Jarrell Ash (Europe) B.V.             Netherlands        100
        Thermo Jarrell Ash, S.A.                     Spain              100
        Thermo Separation Products B.V.              Netherlands        100
           Thermo Separation Products B.V. B.A.      Belgium            100
        TN Spectrace Europe B.V.                     Netherlands        100
      Westronics Inc.                                Texas              100


* Joint Venture/Partnership                         ** As of 12/30/95